EXHIBIT 99.2
                                 ------------

                The Confirmation, dated as of February 17, 2006

                                          BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                            383 MADISON AVENUE
                                                      NEW YORK, NEW YORK 10179
                                                                  212-272-4009





DATE:             March 24, 2006

TO:               Countrywide Home Loans, Inc.
ATTENTION:        Mr. Jeff Staab
TELEPHONE:        1-818-225-3279
FACSIMILE:        1-818-225-4010              FAX:  1-818-225-4038

FROM:             Derivatives Documentation
TELEPHONE:        212-272-2711
FACSIMILE:        212-272-9857

SUBJECT:          Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER: FXNEC7904 - Amended

This Confirmation and Agreement is amended as of March 24, 2006 and supersedes
------------------------------------------------------------------------------
all previous Confirmations and Agreements regarding this Transaction.
---------------------------------------------------------------------

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Countrywide Home Loans, Inc., ("Counterparty"). This Agreement, which evidences a complete and binding agreement between BSFP and Counterparty to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). BSFP and Counterparty have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement"). An ISDA Form Master Agreement shall be deemed to have been executed by BSFP and Counterparty on the date we entered into the Transaction. All provisions contained in, or incorporated by reference to, the ISDA Form Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

      Type of Transaction:        Rate Cap

Reference Number: FXNEC7904 - Amended
                              -------
Countrywide Home Loans, Inc.
March 24, 2006
Page 2 of 15



      Notional Amount:            With respect to any Calculation Period, the
                                  amount set forth for such period in the
                                  Schedule of Notional Amounts attached
                                  hereto.

      Trade Date:                 February 17, 2006

      Effective Date:             March 30, 2006

      Termination Date:           February 25, 2019

      Fixed Amount (Premium):

         Fixed Rate Payer:        Counterparty

         Fixed Rate Payer
         Payment Date:            February 22, 2006

         Fixed Amount:            USD 846,000

      Floating Amounts:

         Floating Rate Payer:     BSFP

         Cap Rate:                5.50000%

         Floating Rate Payer
         Period End Dates:        The 25th calendar day of each month during
                                  the Term of this Transaction, commencing
                                  April 25, 2006 and ending on the Termination
                                  Date, with No Adjustment.

         Floating Rate Payer
         Payment Dates:           Early Payment shall be applicable. One
                                  Business Day preceding each Floating Rate
                                  Payer Period End Date.

         Floating Rate Option:    USD-LIBOR-BBA, provided, however, that if
                                  the Floating Rate determined from such
                                  Floating Rate Option for any Calculation
                                  Period is greater than 9.50000% then the Floating Rate for such Calculation Period shall be deemed to be 9.50000%.

         Designated Maturity:     One month

Reference Number: FXNEC7904 - Amended
                              -------
Countrywide Home Loans, Inc.
March 24, 2006
Page 3 of 15



         Floating Rate Day
         Count Fraction:          30/360

         Reset Dates:             The first day of each Calculation Period.

         Compounding:             Inapplicable

     Business Days for payments:  New York

     Business Day Convention:     Modified Following

     Additional Amount:           In connection with amending this Transaction
                                  and the Transaction with BSFP Reference
                                  Number FXNEC7965, USD 1,000 is payable by
                                  BSFP to Counterparty on March 28, 2006.

3.   Additional Provisions:       Each party hereto is hereby advised and
                                  acknowledges that the other party has
                                  engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable.
                                  This paragraph shall be deemed repeated on the trade date of each Transaction.

4. Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
   Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) of the ISDA Form Master
Agreement shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

Reference Number: FXNEC7904 - Amended
                              -------
Countrywide Home Loans, Inc.
March 24, 2006
Page 4 of 15



(e) The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

      (i) Market Quotation will apply.

      (ii) The Second Method will apply.

(g) "Termination Currency" means United States Dollars.

3) Tax Representations. Not applicable

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party or Section 5(b)(iii) with respect to BSFP as the Burdened Party.

5) Documents to be Delivered. For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(1) Tax forms, documents, or certificates to be delivered are:

Reference Number: FXNEC7904 - Amended
                              -------
Countrywide Home Loans, Inc.
March 24, 2006
Page 5 of 15





Party required to deliver       Form/Document/                  Date by which to
document                        Certificate                     be delivered

BSFP and                        Any document required or        Promptly after the earlier of (i)
the Counterparty                reasonably requested to         reasonable demand by either party
                                allow the other party to        or (ii) learning that such form
                                make payments under this        or document is required
                                Agreement without any
                                deduction or withholding
                                for or on the account of any
                                Tax or with such deduction
                                or withholding at a reduced
                                rate


(2) Other documents to be delivered are:


Party required          Form/Document/          Date by which to        Covered by Section 3(d)
to deliver              Certificate             be delivered            Representation
document

BSFP and                Any documents           Upon the                Yes
the Counterparty        required by the         execution and
                        receiving party to      delivery of this
                        evidence the            Agreement and
                        authority of the        such Confirmation
                        delivering party or
                        its Credit Support
                        Provider, if any,
                        for it to execute
                        and deliver this
                        Agreement, any
                        Confirmation , and
                        any Credit Support
                        Documents to which
                        it is a party, and
                        to evidence the
                        authority of the
                        delivering party or
                        its Credit Support
                        Provider to perform
                        its obligations
                        under this
                        Agreement, such
                        Confirmation and/or
                        Credit Support
                        Document, as the
                        case may be



Reference Number: FXNEC7904 - Amended
                              -------
Countrywide Home Loans, Inc.
March 24, 2006
Page 6 of 15





Party required          Form/Document/          Date by which to        Covered by Section 3(d)
to deliver              Certificate             be delivered            Representation
document

BSFP and                A certificate of an     Upon the                Yes
the Counterparty        authorized officer      execution and
                        of the party, as to     delivery of this
                        the incumbency and      Agreement and
                        authority of the        such Confirmation
                        respective officers
                        of the party signing
                        this Agreement, any
                        relevant Credit
                        Support Document, or
                        any Confirmation, as
                        the case may be



6)    Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

      Address for notices or communications to BSFP:

            Address:    383 Madison Avenue, New York, New York  10179
            Attention:  DPC Manager
            Facsimile:  (212) 272-5823

      with a copy to:

            Address:    One Metrotech Center North, Brooklyn, New York 11201
            Attention:  Derivative Operations - 7th Floor
            Facsimile:  (212) 272-1634

            (For all purposes)

      Address for notices or communications to the Counterparty:

            Address:    4500 Park Granada
                        Mail Stop CH-143
                        Calabasas, CA 91302
            Attention:  Mr. Jeff Staab
            Facsimile:  818-225-3898
            Phone:      818-225-3279

Reference Number: FXNEC7904 - Amended
                              -------
Countrywide Home Loans, Inc.
March 24, 2006
Page 7 of 15




(b) Process Agent. For the purpose of Section 13(c) of the ISDA Form Master
Agreement:

                  BSFP appoints as its
                  Process Agent:          Not Applicable

                  The Counterparty appoints as its
                  Process Agent:          Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

      BSFP is not a Multibranch Party.

      The Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

(f)   Credit Support Document. Not applicable for either BSFP or the
      Counterparty.

(g)   Credit Support Provider.

      BSFP: Not Applicable

      The Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this

Reference Number: FXNEC7904 - Amended
                              -------
Countrywide Home Loans, Inc.
March 24, 2006
Page 8 of 15


Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

(m) Set-off. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

      "(g) Relationship Between Parties.

                  Each party represents to the other party on each date when it enters into a Transaction that:--

            (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

            (2) Evaluation and Understanding.

            (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

Reference Number: FXNEC7904 - Amended
                              -------
Countrywide Home Loans, Inc.
March 24, 2006
Page 9 of 15






            (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

            (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

            (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise."

          NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.   Account Details and
     Settlement Information:  Payments to BSFP:
                              Citibank, N.A., New York
                              ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                              Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                              Sub-account  Number: 102-04654-1-3
                              Attention: Derivatives Department

                              Payments to Counterparty:
                              Please provide

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXNEC7904 - Amended
                              -------
Countrywide Home Loans, Inc.
March 24, 2006
Page 10 of 15



We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:  /s/ Annie Manevitz
     -----------------------------------------
     Name:   Annie Manevitz
     Title:  Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.


COUNTRYWIDE HOME LOANS, INC.



By:  /s/ Brad Coburn
     -----------------------------------------
     As authorized agent or officer for Countrywide Home Loans, Inc.
     Name:   Brad Coburn
     Title:  Managing Director and Assistant Treasurer

Reference Number: FXNEC7904 - Amended
                              -------
Countrywide Home Loans, Inc.
March 24, 2006
Page 11 of 15



                         SCHEDULE OF NOTIONAL AMOUNTS

    From and including          To but excluding           Notional Amount
    ------------------          ----------------           ---------------
                                                                (USD)
                                                                -----

      Effective Date               25-Apr-2006              75,000,000.00
       25-Apr-2006                 25-May-2006              74,178,190.21
                                                            -------------
       25-May-2006                 25-Jun-2006              73,186,482.73
                                                            -------------
       25-Jun-2006                 25-Jul-2006              72,028,601.38
                                                            -------------
       25-Jul-2006                 25-Aug-2006              70,708,612.71
                                                            -------------
       25-Aug-2006                 25-Sep-2006              69,231,005.16
                                                            -------------
       25-Sep-2006                 25-Oct-2006              67,600,677.83
                                                            -------------
       25-Oct-2006                 25-Nov-2006              65,902,031.38
                                                            -------------
       25-Nov-2006                 25-Dec-2006              64,196,896.17
                                                            -------------
       25-Dec-2006                 25-Jan-2007              62,492,373.96
                                                            -------------
       25-Jan-2007                 25-Feb-2007              60,810,888.40
                                                            -------------
       25-Feb-2007                 25-Mar-2007              59,152,823.07
                                                            -------------
       25-Mar-2007                 25-Apr-2007              57,537,000.88
                                                            -------------
       25-Apr-2007                 25-May-2007              55,962,806.76
                                                            -------------
       25-May-2007                 25-Jun-2007              54,429,634.56
                                                            -------------
       25-Jun-2007                 25-Jul-2007              52,936,886.87
                                                            -------------
       25-Jul-2007                 25-Aug-2007              51,483,974.94
                                                            -------------
       25-Aug-2007                 25-Sep-2007              50,070,318.55
                                                            -------------
       25-Sep-2007                 25-Oct-2007              48,695,345.86
                                                            -------------
       25-Oct-2007                 25-Nov-2007              47,358,493.32
                                                            -------------
       25-Nov-2007                 25-Dec-2007              46,059,205.55
                                                            -------------
       25-Dec-2007                 25-Jan-2008              44,796,935.19
                                                            -------------
       25-Jan-2008                 25-Feb-2008              43,571,142.82
                                                            -------------
       25-Feb-2008                 25-Mar-2008              42,381,296.83
                                                            -------------
       25-Mar-2008                 25-Apr-2008              41,226,873.31
                                                            -------------
       25-Apr-2008                 25-May-2008              40,107,355.92
                                                            -------------
       25-May-2008                 25-Jun-2008              39,022,235.83
                                                            -------------
       25-Jun-2008                 25-Jul-2008              37,971,011.57
                                                            -------------
       25-Jul-2008                 25-Aug-2008              36,953,188.91
                                                            -------------
       25-Aug-2008                 25-Sep-2008              35,968,280.83
                                                            -------------
       25-Sep-2008                 25-Oct-2008              35,015,807.33
                                                            -------------
       25-Oct-2008                 25-Nov-2008              34,095,295.38
                                                            -------------
       25-Nov-2008                 25-Dec-2008              33,206,278.80
                                                            -------------

Reference Number: FXNEC7904 - Amended
                              -------
Countrywide Home Loans, Inc.
March 24, 2006
Page 12 of 15



       25-Dec-2008                 25-Jan-2009              32,348,298.17
                                                            -------------
       25-Jan-2009                 25-Feb-2009              31,520,900.73
                                                            -------------
       25-Feb-2009                 25-Mar-2009              30,723,640.29
                                                            -------------
       25-Mar-2009                 25-Apr-2009              29,956,077.13
                                                            -------------
       25-Apr-2009                 25-May-2009              29,217,777.89
                                                            -------------
       25-May-2009                 25-Jun-2009              28,508,315.50
                                                            -------------
       25-Jun-2009                 25-Jul-2009              27,827,269.11
                                                            -------------
       25-Jul-2009                 25-Aug-2009              27,174,223.94
                                                            -------------
       25-Aug-2009                 25-Sep-2009              26,548,771.25
                                                            -------------
       25-Sep-2009                 25-Oct-2009              25,950,508.21
                                                            -------------
       25-Oct-2009                 25-Nov-2009              25,379,037.85
                                                            -------------
       25-Nov-2009                 25-Dec-2009              24,833,968.96
                                                            -------------
       25-Dec-2009                 25-Jan-2010              24,314,916.01
                                                            -------------
       25-Jan-2010                 25-Feb-2010              23,821,499.04
                                                            -------------
       25-Feb-2010                 25-Mar-2010              23,353,343.64
                                                            -------------
       25-Mar-2010                 25-Apr-2010              22,910,080.83
                                                            -------------
       25-Apr-2010                 25-May-2010              22,491,346.95
                                                            -------------
       25-May-2010                 25-Jun-2010              22,096,783.68
                                                            -------------
       25-Jun-2010                 25-Jul-2010              21,726,037.84
                                                            -------------
       25-Jul-2010                 25-Aug-2010              21,378,761.44
                                                            -------------
       25-Aug-2010                 25-Sep-2010              21,054,611.50
                                                            -------------
       25-Sep-2010                 25-Oct-2010              20,753,250.04
                                                            -------------
       25-Oct-2010                 25-Nov-2010              20,474,047.27
                                                            -------------
       25-Nov-2010                 25-Dec-2010              20,216,762.49
                                                            -------------
       25-Dec-2010                 25-Jan-2011              19,981,294.71
                                                            -------------
       25-Jan-2011                 25-Feb-2011              19,767,324.95
                                                            -------------
       25-Feb-2011                 25-Mar-2011              19,574,538.86
                                                            -------------
       25-Mar-2011                 25-Apr-2011              19,402,626.65
                                                            -------------
       25-Apr-2011                 25-May-2011              19,391,869.84
                                                            -------------
       25-May-2011                 25-Jun-2011              19,390,869.84
                                                            -------------
       25-Jun-2011                 25-Jul-2011              19,389,869.84
                                                            -------------
       25-Jul-2011                 25-Aug-2011              19,388,869.84
                                                            -------------
       25-Aug-2011                 25-Sep-2011              19,387,869.84
                                                            -------------
       25-Sep-2011                 25-Oct-2011              19,386,869.84
                                                            -------------
       25-Oct-2011                 25-Nov-2011              19,385,869.84
                                                            -------------
       25-Nov-2011                 25-Dec-2011              19,384,869.84
                                                            -------------
       25-Dec-2011                 25-Jan-2012              19,383,869.84
                                                            -------------
       25-Jan-2012                 25-Feb-2012              19,382,869.84
                                                            -------------

Reference Number: FXNEC7904 - Amended
                              -------
Countrywide Home Loans, Inc.
March 24, 2006
Page 13 of 15



       25-Feb-2012                 25-Mar-2012              19,381,869.84
                                                            -------------
       25-Mar-2012                 25-Apr-2012              19,380,869.84
                                                            -------------
       25-Apr-2012                 25-May-2012              19,379,869.84
                                                            -------------
       25-May-2012                 25-Jun-2012              19,378,869.84
                                                            -------------
       25-Jun-2012                 25-Jul-2012              19,377,869.84
                                                            -------------
       25-Jul-2012                 25-Aug-2012              19,376,869.84
                                                            -------------
       25-Aug-2012                 25-Sep-2012              19,375,869.84
                                                            -------------
       25-Sep-2012                 25-Oct-2012              19,374,869.84
                                                            -------------
       25-Oct-2012                 25-Nov-2012              19,373,869.84
                                                            -------------
       25-Nov-2012                 25-Dec-2012              19,372,869.84
                                                            -------------
       25-Dec-2012                 25-Jan-2013              19,371,869.84
                                                            -------------
       25-Jan-2013                 25-Feb-2013              19,370,869.84
                                                            -------------
       25-Feb-2013                 25-Mar-2013              19,369,869.84
                                                            -------------
       25-Mar-2013                 25-Apr-2013              19,368,869.84
                                                            -------------
       25-Apr-2013                 25-May-2013              19,367,869.84
                                                            -------------
       25-May-2013                 25-Jun-2013              19,366,869.84
                                                            -------------
       25-Jun-2013                 25-Jul-2013              19,365,869.84
                                                            -------------
       25-Jul-2013                 25-Aug-2013              19,364,869.84
                                                            -------------
       25-Aug-2013                 25-Sep-2013              19,363,869.84
                                                            -------------
       25-Sep-2013                 25-Oct-2013              19,362,869.84
                                                            -------------
       25-Oct-2013                 25-Nov-2013              19,105,738.14
                                                            -------------
       25-Nov-2013                 25-Dec-2013              18,502,545.46
                                                            -------------
       25-Dec-2013                 25-Jan-2014              17,909,959.68
                                                            -------------
       25-Jan-2014                 25-Feb-2014              17,327,811.14
                                                            -------------
       25-Feb-2014                 25-Mar-2014              16,755,932.77
                                                            -------------
       25-Mar-2014                 25-Apr-2014              16,194,160.05
                                                            -------------
       25-Apr-2014                 25-May-2014              15,716,265.48
                                                            -------------
       25-May-2014                 25-Jun-2014              15,246,542.01
                                                            -------------
       25-Jun-2014                 25-Jul-2014              14,784,857.66
                                                            -------------
       25-Jul-2014                 25-Aug-2014              14,331,082.53
                                                            -------------
       25-Aug-2014                 25-Sep-2014              13,885,088.74
                                                            -------------
       25-Sep-2014                 25-Oct-2014              13,446,750.41
                                                            -------------
       25-Oct-2014                 25-Nov-2014              13,015,943.59
                                                            -------------
       25-Nov-2014                 25-Dec-2014              12,592,546.30
                                                            -------------
       25-Dec-2014                 25-Jan-2015              12,176,438.44
                                                            -------------
       25-Jan-2015                 25-Feb-2015              11,767,501.78
                                                            -------------
       25-Feb-2015                 25-Mar-2015              11,365,619.96
                                                            -------------
       25-Mar-2015                 25-Apr-2015              10,970,678.40
                                                            -------------

Reference Number: FXNEC7904 - Amended
                              -------
Countrywide Home Loans, Inc.
March 24, 2006
Page 14 of 15



       25-Apr-2015                 25-May-2015              10,646,340.57
                                                            -------------
       25-May-2015                 25-Jun-2015              10,326,924.92
                                                            -------------
       25-Jun-2015                 25-Jul-2015              10,012,358.56
                                                            -------------
       25-Jul-2015                 25-Aug-2015               9,702,569.62
                                                             ------------
       25-Aug-2015                 25-Sep-2015               9,397,487.32
                                                             ------------
       25-Sep-2015                 25-Oct-2015               9,097,041.88
                                                             ------------
       25-Oct-2015                 25-Nov-2015               8,801,164.57
                                                             ------------
       25-Nov-2015                 25-Dec-2015               8,509,787.63
                                                             ------------
       25-Dec-2015                 25-Jan-2016               8,221,290.03
                                                             ------------
       25-Jan-2016                 25-Feb-2016               7,934,556.38
                                                             ------------
       25-Feb-2016                 25-Mar-2016               7,652,222.35
                                                             ------------
       25-Mar-2016                 25-Apr-2016               7,371,414.72
                                                             ------------
       25-Apr-2016                 25-May-2016               7,094,941.34
                                                             ------------
       25-May-2016                 25-Jun-2016               6,822,737.40
                                                             ------------
       25-Jun-2016                 25-Jul-2016               6,554,739.05
                                                             ------------
       25-Jul-2016                 25-Aug-2016               6,290,883.36
                                                             ------------
       25-Aug-2016                 25-Sep-2016               6,031,108.33
                                                             ------------
       25-Sep-2016                 25-Oct-2016               5,775,352.88
                                                             ------------
       25-Oct-2016                 25-Nov-2016               5,523,556.81
                                                             ------------
       25-Nov-2016                 25-Dec-2016               5,275,660.83
                                                             ------------
       25-Dec-2016                 25-Jan-2017               5,031,606.49
                                                             ------------
       25-Jan-2017                 25-Feb-2017               4,791,336.23
                                                             ------------
       25-Feb-2017                 25-Mar-2017               4,554,793.31
                                                             ------------
       25-Mar-2017                 25-Apr-2017               4,321,921.84
                                                             ------------
       25-Apr-2017                 25-May-2017               4,092,666.76
                                                             ------------
       25-May-2017                 25-Jun-2017               3,866,973.80
                                                             ------------
       25-Jun-2017                 25-Jul-2017               3,644,789.49
                                                             ------------
       25-Jul-2017                 25-Aug-2017               3,426,061.16
                                                             ------------
       25-Aug-2017                 25-Sep-2017               3,210,736.92
                                                             ------------
       25-Sep-2017                 25-Oct-2017               2,998,765.61
                                                             ------------
       25-Oct-2017                 25-Nov-2017               2,790,096.87
                                                             ------------
       25-Nov-2017                 25-Dec-2017               2,584,681.04
                                                             ------------
       25-Dec-2017                 25-Jan-2018               2,382,469.22
                                                             ------------
       25-Jan-2018                 25-Feb-2018               2,183,413.21
                                                             ------------
       25-Feb-2018                 25-Mar-2018               1,987,465.54
                                                             ------------
       25-Mar-2018                 25-Apr-2018               1,794,579.42
                                                             ------------
       25-Apr-2018                 25-May-2018               1,604,708.77
                                                             ------------
       25-May-2018                 25-Jun-2018               1,417,808.17
                                                             ------------

Reference Number: FXNEC7904 - Amended
                              -------
Countrywide Home Loans, Inc.
March 24, 2006
Page 15 of 15



       25-Jun-2018                 25-Jul-2018               1,233,832.88
                                                             ------------
       25-Jul-2018                 25-Aug-2018               1,052,738.82
                                                             ------------
       25-Aug-2018                 25-Sep-2018                874,482.56
                                                              ----------
       25-Sep-2018                 25-Oct-2018                699,021.30
                                                              ----------
       25-Oct-2018                 25-Nov-2018                526,312.88
                                                              ----------
       25-Nov-2018                 25-Dec-2018                356,315.77
                                                              ----------
       25-Dec-2018                 25-Jan-2019                188,989.05
                                                              ----------
       25-Jan-2019              Termination Date              24,292.39
                                                              ---------